SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
                     VARIABLE SEPARATE ACCOUNT
           Supplement to the Variable Annuity Prospectus:

      POLARIS PLATINUM II DATED JULY 16, 2012, AS SUPPLEMENTED

________________________________________________________________________

      THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                 FS VARIABLE SEPARATE ACCOUNT
           Supplement to the Variable Annuity Prospectus:

         POLARIS II DATED JULY 16, 2012, AS SUPPLEMENTED

     The purpose of this supplement is to notify owners of the variable annuity contracts listed above (the "Contracts") of the expected liquidation of the Wilmington Managed Allocation Fund - Moderate Growth II (the "Portfolio"). On June 22, 2012, Wilmington Funds Management Corporation and Wilmington Investment Advisors, Inc. recommended and the Board of Trustees of the Wilmington Funds approved of the liquidation of the Portfolio.

     The liquidation is expected to occur at the close of the New York Stock Exchange ("Market Close"), which is generally 4:00 p.m. Eastern Time ("ET"), on or about September 28, 2012 ("Liquidation Date"). On the Liquidation Date, funds invested in subaccounts supported by the Portfolio will be automatically liquidated at the closing accumulation unit value and the liquidation proceeds transferred into the subaccount supported by the Cash Management Portfolio, a series of SunAmerica Series Trust ("SAST") in Class 3 shares.

     Please note that SunAmerica Annuity and Life Assurance Company or The United States Life Insurance Company in the City of New York (both referred to as "Life Company"), as appropriate, must receive instructions from you to transfer your Contract value out of the Portfolio prior to 4:00 p.m. ET on the Liquidation Date if you do not wish to have the liquidation proceeds allocated to the Cash Management Portfolio. Existing instructions or instructions received after Market Close on the Liquidation Date for transfers, dollar cost averaging or automatic rebalancing out of the Portfolio (as applicable) will be automatically directed to Cash Management Portfolio. You may give us instructions to transfer your account value to another investment option by completing the enclosed service request form or you can call our Service Center at the telephone number below. Please refer to your fund prospectus for information regarding the investment options. Additional fund prospectus copies can be obtained by contacting our Service Center at the telephone number below.

       Neither our automatic transfer of the liquidated proceeds to the Cash Management Portfolio, nor your transfer of assets out of the Portfolio prior to the liquidation or out of the Cash Management Portfolio within 60 days after the liquidation, will count against the free transfers that you are permitted to make each year or for the purposes of the U.S. Mail Policy.

       Should you have any questions, you may contact our Service Center at 1-800-255-8402.




       Please keep this supplement with your prospectus



Dated:  July 19, 2012